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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 26, 2001

                            CONSTELLATION 3D, INC.
            (Exact name of registrant as specified in its charter)

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
           Delaware                      0-28081                        13-4064492
------------------------------   -----------------------      ------------------------------
 (State or other jurisdiction          (Commission                   (I.R.S. Employer
     of incorporation or               File Number)                 Identification No.)
       organization)
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                         805 Third Avenue, 14/th/ Floor
                           New York, New York 10022
         ------------------------------------------------------------
         (Address, including zip code, of principal executive office)

                                (212) 308-3572
              Registrant's telephone number, including area code

                                NOT APPLICABLE
  (Former name, former address and fiscal year, if changed since last report)
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ITEM 5.   OTHER EVENTS

Constellation 3D, Inc. (the "Company") (Nasdaq/NMS: CDDD) - developer of Fluorescent Multilayer Disc (FMD) and Card (FMC) technologies, today announced that the Company received a Nasdaq Staff Determination on December 21, 2001 indicating that the Company fails to comply with the net tangible assets, shareholders' equity, market capitalization, total assets, total revenue and shareholder approval of officer and director grants requirements, as set forth in Nasdaq Marketplace Rules 4450(a)(3), 4450(b)(1) and 4350(i)(1)(A), and that its securities are, therefore subject to delisting from the Nasdaq National Market. The Company has requested a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company's request for continued listing.

The Company anticipates submitting a listing application to the Nasdaq Small-Cap Market. There can be no assurance that the Company's common stock will be accepted for quotation on the Nasdaq Small-Cap Market.

As of November 19, 2001, the Company entered into a Securities Purchase Agreement with Blank Rome Comisky & McCauley, a trade creditor of the Company. Pursuant to the Securities Purchase Agreement, the Company agreed to issue and Blank Rome agreed to accept 717,525 warrants in satisfaction of a debt. Blank Rome's obligation to accept the warrants in satisfaction of the debt is subject to, among other things, the continued listing of the Company's common stock on the Nasdaq National Market.

Constellation 3D, Inc.

The Company is the worldwide leader in the development of high capacity Fluorescent Multilayer Disc and Card (FMD/C) technology. The Company holds or has made applications for 122 worldwide patents in the field of optical data storage, and is supported by a team of world-class scientists. Headquartered in New York City, the Company has additional offices and laboratories in Texas, Israel and Russia. More information is available at www.c-3d.net.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONSTELLATION 3D, INC.


Date: December 28, 2001            By: /s/ Leonardo Berezowsky
                                       -----------------------------------
                                       Leonardo Berezowsky
                                       Senior Vice President of Finance and
                                         Chief Financial Officer

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